UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The 2019 Annual General Meeting of Shareholders of Venator Materials PLC (the “Company”) was held on June 11, 2019 (the “Annual Meeting”).

(b)  The Company’s shareholders voted on the following proposals at the Annual Meeting and cast their votes as follows:

Proposal 1                                   The six nominees named below were elected to serve as directors of the board of directors, to serve until the 2020 Annual General Meeting, and the voting results were as follows:

Directors	For	Against	Abstain	Broker Non-Vote
Peter R. Huntsman	83,470,941	574,883	377,533	16,822,878
Simon Turner	83,167,752	862,753	392,852	16,822,878
Sir Robert J. Margetts	82,823,256	1,207,771	392,330	16,822,878
Douglas D. Anderson	82,829,297	1,196,673	397,387	16,822,878
Daniele Ferrari	83,309,586	780,753	333,018	16,822,878
Kathy D. Patrick	83,273,537	815,700	334,120	16,822,878

Proposal 2                                   The non-binding advisory vote to approve named executive officer compensation was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
83,112,126	930,124	381,107	16,822,878

Proposal 3                                   The vote to receive the U.K. audited annual report and accounts and related directors’ and auditors’ reports for the year ended December 31, 2018 was approved as set forth below.

For	Against	Abstain
100,228,561	400,093	617,581

Proposal 4                                   The non-binding advisory vote to approve the directors’ remuneration report for the year ended December 31, 2018 was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
83,562,421	475,110	385,826	16,822,878

Proposal 5                                   The ratification of the appointment of Deloitte LLP as independent registered public accounting firm for the year ended December 31, 2019 was approved as set forth below.

For	Against	Abstain
100,291,874	381,923	572,438

Proposal 6                                   The vote to approve the re-appointment of Deloitte LLP as U.K. statutory auditor until the next annual general meeting at which the Company’s annual report and accounts are laid was approved as set forth below.

For	Against	Abstain
100,275,347	384,375	586,513

Proposal 7                                   The vote to authorize the Company’s board of directors or the Audit Committee to determine the remuneration of Deloitte LLP as U.K. statutory auditor was approved as set forth below.

For	Against	Abstain
100,226,882	425,803	593,550

Proposal 8                                   The vote to authorize the Company and its current or future subsidiaries to make political donations and incur political expenditure was approved as set forth below.

For	Against	Abstain
99,516,887	982,703	746,645

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: June 14, 2019